UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 9, 2011
SUPERCONDUCTOR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of principal executive offices)	93111 (Zip Code)
Registrant’s telephone number, including area code: (805) 690-4500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
     In connection with the previously announced offering of up to 5,443,000 shares of the common stock of Superconductor Technologies Inc. (the “Company”) at $2.45 per share pursuant to a Placement Agent Agreement with MDB Capital Group LLC, dated February 3, 2011 and Common Stock Purchase Agreements, each dated as of February 3, 2011, and the related prospectus dated February 13, 2008 and a prospectus supplement dated February 3, 2011, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (File No. 333-148115), the Company is filing the legal opinion required pursuant to Item 601(b)(5) of Regulation S-K under the Securities Act.
(d)	EXHIBITS
5.1	Opinion of Manatt, Phelps & Phillips, LLP (consent included in opinion).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.
(Registrant)
February 9, 2011	/s/ William J. Buchanan
(Date)	William J. Buchanan
Vice President and Chief Financial Officer